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                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of American Eagle Outfitters, Inc., f/k/a Natco Industries, Inc., a Delaware corporation (the "Corporation"), hereby appoints George Kolber, William P. Tait, and Dale E. Clifton, or any one of them acting alone, as his true and lawful attorney-in-fact, in his name and on his behalf and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), post-effective amendments pursuant to Rule 414 of the Securities Act of 1933, as amended (the "Securities Act"), for the purpose of adopting the following registration statements filed by the Corporation's predecessor:

         (1) Form S-8 (Registration No. 333-44759) filed January 22, 1998, registering the sale of 675,000 shares (as adjusted for stock splits) of the Common Stock of the Corporation pursuant to its 1994 Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and Post-Effective Amendment No. 1 thereto, filed November 6, 1998;

         (2) Form S-8 (Registration No. 333-12661) filed September 25, 1996, registering the sale of 675,000 shares (as adjusted for stock splits) of the Common Stock of the Corporation pursuant to the Plan and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and Post-Effective Amendment No. 1 thereto, filed November 6, 1998;

         (3) Form S-8 (Registration No. 33-79358) filed May 25, 1994, registering the sale of 1,350,000 shares (as adjusted for stock splits) of the Common Stock of the Corporation pursuant to the Plan and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and Post-Effective Amendment No. 1 thereto, filed November 6, 1998;

         (4) Form S-8 (Registration No. 333-3278) filed April 5, 1996, registering the sale of 675,000 shares (as adjusted for stock splits) of the Common Stock of the Corporation pursuant to its Employee Stock Purchase Plan (the "Employee Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Employee Plan, and Post-Effective Amendment No. 2 thereto, filed November 6, 1998;

         (5) Form S-8 (Registration No. 33-84796) filed October 5, 1994, registering the sale of 225,000 shares (as adjusted for stock splits) of the Common Stock of the Corporation pursuant the Corporation's Profit Sharing and 401(k) Plan (the " 401k Plan") and such other number of shares as may be issued under the anti-dilution provisions of the 401k Plan, and Post-Effective Amendment No. 1 thereto, filed November 6, 1998; and

         (6) Form S-3 (Registration No. 333-68875) filed December 14, 1998, registering the sale of 500,000 shares of the Common Stock of the Corporation from time to time by the selling shareholders named therein; and any and all amendments, including additional post-effective amendments, to the above registration statements, hereby granting to such attorneys in fact, and to each of them, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 8th day of April, 1999.


         SIGNATURE                                  TITLE

 /s/ Jay L. Schottenstein           Chairman of the Board of Directors and
---------------------------         Chief Executive Officer
     Jay L. Schottenstein           (Principal Executive Officer)


 /s/ Saul Schottenstein             Vice Chairman of the Board of Directors
---------------------------         and Director
     Saul Schottenstein
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 /s/ George Kolber                  Vice Chairman of the Board of Directors,
---------------------------         Chief Operating Officer and Director
     George Kolber


 /s/ Roger S. Markfield             President, Chief Merchandising Officer
---------------------------         and Director
     Roger S. Markfield


 /s/ Dale E. Clifton                Vice President, Controller, and
---------------------------         Chief Accounting Officer
     Dale E. Clifton                (Principal Accounting Officer)


 /s/ Laura A. Weil                  Executive Vice President and Chief
---------------------------         Financial Officer (Principal Financial
     Laura A. Weil                  Officer)


 /s/ Martin P. Doolan               Director
---------------------------
     Martin P. Doolan


 /s/ Thomaas R. Ketteler            Director
---------------------------
     Thomas R. Ketteler


 /s/ John L. Marakas                Director
---------------------------
     John L. Marakas


 /s/ David W. Thompson              Director
---------------------------
     David W. Thompson


 /s/ Gilbert W. Harrison            Director
---------------------------
     Gilbert W. Harrison


 /s/ Ari Deshe                      Director
---------------------------
     Ari Deshe


 /s/ Jon P. Diamond                 Director
---------------------------
     Jon P. Diamond


 /s/ Michael G. Jesselson           Director
---------------------------
     Michael G. Jesselson


 /s/ Gerald E. Wedren               Director
---------------------------
     Gerald E. Wedren